UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-06414

Name of Fund:  MuniYield Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Fund, Inc., 800 Scudders Mill Road, Plainsboro,
       NJ, 08536.  Mailing address:  P.O. Box 9011, Princeton,
       NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders


(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Fund, Inc.


Annual Report
October 31, 2004


MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ  08543-9011



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MuniYield Fund, Inc.


The Benefits and Risks of Leveraging


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 8.52%, before the deduction of Preferred Stock.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIYIELD FUND, INC., OCTOBER 31, 2004



A Letter From the President


Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD FUND, INC., OCTOBER 31, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund significantly outperformed its comparable Lipper category average for the year, benefiting from an overweight position in non-investment grade securities and a shift to a more constructive view on interest rates.


Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term U.S. Treasury bond yields generally moved lower - despite an increase in short-term interest rates by the Federal Reserve Board (the Fed).

As the period began, long-term Treasury yields declined while their prices, which move in the opposite direction, rose. Somewhat surprisingly, this increase in bond prices came as the U.S. economy continued to improve. However, solid job creation remained elusive, producing a drag on consumer confidence. Against this backdrop, investors became convinced that the Fed would hold short-term interest rates near their historic lows, and by mid-March 2004, yields on 30-year U.S. Treasury bonds had declined to 4.65%.

In early April, however, monthly jobs reports began to show unexpectedly large gains. Consumer confidence increased, and investors started to anticipate that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation.
Yields rose in response, with long-term Treasury bond yields surpassing 5.50% early in June 2004.

For the rest of the period, bond yields generally fell (and prices rose) as payroll growth began to wane and inflation appeared negligible. Although the Fed embarked on a tightening cycle with a 25 basis point (.25%) interest rate hike in June, it also telegraphed its intention to continue raising rates at a measured pace, removing earlier concerns about the potential for more dramatic increases in the near future. Despite additional Fed interest rate hikes in August and September, the prospect for a moderate tightening of monetary policy helped support higher bond prices, and lower yields, for the remainder of the Fund's fiscal year. By October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

The tax-exempt market was supported by generally positive supply/ demand dynamics. While more than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, this represented a decline of approximately 6% compared to the previous year. The declining supply amid favorable demand allowed tax-exempt bond prices to perform in line with the taxable market.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2004, the Common Stock of MuniYield Fund, Inc. had net annualized yields of 6.75% and 7.03%, based on a year-end per share net asset value of $14.31 and a per share market price of $13.74, respectively, and $.966 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.04%, based on a change in per share net asset value from $13.85 to $14.31, and assuming reinvestment of ordinary income dividends.

The Fund's total return, based on net asset value, significantly exceeded the +8.93% average return of its comparable Lipper category of General Municipal Debt Funds (Leveraged) for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.)



MUNIYIELD FUND, INC., OCTOBER 31, 2004



The Fund's outperformance is primarily attributed to our overweight exposure to lower-rated and nonrated bonds, both of which responded well as investors became increasing comfortable with accepting risk in pursuit of higher yields. The Fund benefited from tightening credit spreads and from the extra income provided by these below-investment-grade securities. In addition, the Fund's concentration in several strong-performing sectors - including healthcare, transportation and tax-backed debt - helped results, as did our exposure to corporate-related industrial development bonds. A third positive influence came from a slightly more constructive investment stance with respect to interest rate risk. We viewed the backup in the market over the summer as both temporary and an opportunity to moderate the portfolio's defensive stance. Finally, performance benefited from the issuance of $50 million in additional Preferred Stock in August 2004, bringing the portfolio's leverage ratio in line with the average of the Lipper category. The enhanced income resulting from this issuance, along with the portfolio's heightened interest rate sensitivity, helped generate solid relative performance for the Fund.

For the six-month period ended October 31, 2004, the total investment return on the Fund's Common Stock was +8.11%, based on a change in per share net asset value from $13.73 to $14.31, and assuming reinvestment of ordinary income dividends.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Our efforts to reposition the portfolio focused on adding longer-dated insured bonds, especially those with maturities in the 25-year to 30-year range, and selling some of our holdings in the 15-year to 20-year range. In our view, the longer portion of the yield curve offered the more attractive balance of risk and reward. Investing further out on the curve also helped us to accomplish our goal of modestly extending the portfolio's duration.

Recently, a contraction in credit spreads has prompted us to begin reducing the Fund's exposure to speculative-grade credits, especially in the highly volatile corporate sector. Although the Fund was overweighted in corporate bonds at period-end, we are in the process of reverting to a more neutral weighting.

For the six-month period ended October 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.29% for Series A, 1.13% for Series B, 1.30% for Series C, 1.23% for Series D, 1.08% for Series E, 1.11% for Series F and 1.41% for Series G. It is important to note that, even after the recent Fed interest rate increases, the Fund's borrowing costs remained historically very low and continued to generate a significant income benefit to the Fund's Common Stock shareholders. While additional Fed interest rate hikes are anticipated, the increases are not expected to be sizeable or protracted. Most importantly, the spread between short-term and long-term tax-exempt interest rates has remained historically wide - wider, in fact, than it was at the end of October 2000. Of course, should the spread narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.04% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

As a consequence of our restructuring efforts and additional issuance of Preferred Stock, the portfolio's duration has been sufficiently extended to achieve a slightly more constructive investment stance. Barring significant changes in our market outlook, we expect to maintain this posture. However, should it become apparent that accelerating economic growth is likely to fuel rising inflationary expectations, we expect to pursue measures designed to insulate the portfolio from what would likely be a more adverse bond market environment. Of course, we continue to monitor economic and market conditions and will not hesitate to adjust our strategy if changes are warranted.


Theodore R. Jaeckel Jr.
Vice President and Portfolio Manager


November 12, 2004



MUNIYIELD FUND, INC., OCTOBER 31, 2004


Schedule of Investments                                                                                      (In Thousands)

             S&P         Moody's       Face
State        Ratings+++  Ratings+++  Amount   Municipal Bonds                                                     Value
Alabama--0.4%   NR*         A2      $ 2,500   Huntsville, Alabama, Health Care Authority Revenue Bonds,
                                              Series B, 5.75% due 6/01/2032                                     $     2,616

Alaska--0.3%    NR*         Ba1       2,050   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                              (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024                2,084

Arizona--9.4%                                 Arizona State Transportation Board, Highway Revenue Bonds,
                                              Sub-Series A:
                AA          Aa2       5,825       5% due 7/01/2021                                                    6,264
                AA          Aa2       7,030       5% due 7/01/2022                                                    7,513
                AA          Aa2       5,240       5% due 7/01/2023                                                    5,562
                NR*         Ba1       3,400   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona
                                              Charter Schools Project 1), Series A, 6.75% due 7/01/2029               3,375
                                              Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding
                                              Bonds (CRS Pine Ridge Housing Corporation), Series A-1 (d)(g):
                AAA         NR*       5,000       6% due 10/20/2031                                                   5,289
                AAA         NR*       5,000       6.05% due 10/20/2036                                                5,287
                                              Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                              (America West Airlines Inc. Project), AMT:
                NR*         Caa2      5,800       6.25% due 6/01/2019                                                 4,357
                NR*         Caa2      6,900       6.30% due 4/01/2023                                                 5,086
                                              Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Summit
                                              Apartments LLC Project) (g):
                AAA         NR*       1,610       6.25% due 7/20/2022                                                 1,753
                AAA         NR*       1,425       6.45% due 7/20/2032                                                 1,522
                AAA         NR*       1,305       6.55% due 7/20/2037                                                 1,398
                NR*         Baa3      1,400   Pima County, Arizona, IDA, Education Revenue Bonds (Arizona
                                              Charter Schools Project II), Series A, 6.75% due 7/01/2031              1,448
                                              Pima County, Arizona, IDA, M/F Housing Revenue Bonds (Columbus
                                              Village), Series A (g):
                AAA         NR*         990       5.90% due 10/20/2021                                                  996
                AAA         NR*       1,725       6% due 10/20/2031                                                   1,736
                AAA         NR*       2,295       6.05% due 10/20/2041                                                2,310
                NR*         Baa2      5,900   Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds
                                              (Yavapai Regional Medical Center), Series A, 6% due 8/01/2033           6,182

Arkansas--0.9%                                University of Arkansas, University Construction Revenue Bonds
                                              (UAMS Campus), Series B (e):
                NR*         Aaa       2,000       5% due 11/01/2020                                                   2,151
                NR*         Aaa       1,600       5% due 11/01/2027                                                   1,648
                NR*         Aaa       1,000       5% due 11/01/2034                                                   1,024
                NR*         Aaa       1,000   University of Arkansas, University Revenue Refunding Bonds
                                              (UAMS Campus), Series A, 5% due 11/01/2014 (e)                          1,118

California--    AAA         Aaa       3,370   Anaheim, California, Union High School District, GO, Series A,
21.7%                                         5% due 8/01/2022 (i)                                                    3,560
                A           A3        8,760   California State, GO, 5% due 2/01/2033                                  8,935
                                              California State Public Works Board, Lease Revenue Bonds:
                A-          Baa1      2,000       (Department of Corrections), Series C, 5% due 6/01/2025             2,056
                A-          Baa1      4,500       (Department of Mental Health--Coalinga State Hospital),
                                                  Series A, 5.125% due 6/01/2029                                      4,622
                                              California State, Various Purpose, GO:
                A           A3        6,800       5.25% due 11/01/2025                                                7,216
                AAA         Aaa      10,000       5% due 4/01/2031 (c)                                               10,287
                A           A3        5,550       5.50% due 11/01/2033                                                5,953


Portfolio Abbreviations


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family
VRDN        Variable Rate Demand Notes



MUNIYIELD FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

             S&P         Moody's       Face
State        Ratings+++  Ratings+++  Amount   Municipal Bonds                                                     Value
California                                    Golden State Tobacco Securitization Corporation of California,
(concluded)                                   Tobacco Settlement Revenue Bonds:
                BBB         Baa3    $ 5,500       Series A-3, 7.875% due 6/01/2042                              $     5,931
                BBB         Baa3      7,500       Series A-4, 7.80% due 6/01/2042                                     8,052
                A-          Baa1      5,000       Series B, 5.50% due 6/01/2018                                       5,194
                A-          Baa1      5,000       Series B, 5.375% due 6/01/2028                                      5,199
                A-          Baa1      9,520       Series B, 5.50% due 6/01/2043                                      10,032
                AAA         Aaa      10,000   Los Angeles, California, Community Redevelopment Agency,
                                              Community Redevelopment Financing Authority Revenue Bonds
                                              (Bunker Hill Project), Series A, 5% due 12/01/2027 (i)                 10,360
                AAA         Aaa      18,400   Los Angeles, California, Unified School District, GO, Series A,
                                              5% due 7/01/2023 (i)                                                   19,439
                AA          Aa3       1,250   Sacramento County, California, Sanitation District Financing
                                              Authority Revenue Refunding Bonds, Trust Receipts, Class R,
                                              Series A, 9.885% due 12/01/2019 (k)                                     1,386
                AAA         Aaa       5,145   Santa Clara, California, Subordinated Electric Revenue Bonds,
                                              Series A, 5% due 7/01/2022 (e)                                          5,453
                AAA         Aaa      10,000   University of California Hospital Revenue Bonds (UCLA Medical
                                              Center), Series A, 5% due 5/15/2039 (c)                                10,170
                AAA         Aaa       7,465   University of California Revenue Bonds (Multiple Purpose
                                              Projects), Series Q, 5% due 9/01/2021 (i)                               7,918
                                              University of California, Revenue Refunding Bonds, Series A (c):
                AAA         Aaa       3,000       5.125% due 5/15/2019                                                3,263
                AAA         Aaa       2,500       5.125% due 5/15/2020                                                2,706

Colorado--4.8%  AA          Aa2         520   Colorado HFA Revenue Refunding Bonds (S/F Program), AMT,
                                              Series D-2, 6.90% due 4/01/2029                                           536
                AAA         Aaa       8,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                              Series D, 7.75% due 11/15/2013 (c)                                      9,869
                NR*         Baa2      5,500   Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                              Bonds (Pavilions), AMT, 7.75% due 9/01/2016                             5,807
                                              Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                              Improvement Fee), Series A:
                NR*         NR*       1,735       7.10% due 9/01/2014                                                 1,817
                NR*         NR*       5,065       7.35% due 9/01/2031                                                 5,303
                NR*         NR*       6,850   Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                              Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025              7,172

Connecticut--   NR*         NR*         600   Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
0.3%                                          Project), AMT, 7.35% due 4/01/2010                                        607
                BBB-        NR*       1,500   Mohegan Tribe Indians Gaming Authority, Connecticut, Public
                                              Improvement Revenue Refunding Bonds (Priority Distribution),
                                              5.25% due 1/01/2033                                                     1,503

Florida--4.3%                                 Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                              Bonds (National Gypsum), AMT:
                NR*         NR*      11,500       Series A, 7.125% due 4/01/2030                                     12,570
                NR*         NR*       5,000       Series B, 7.125% due 4/01/2030                                      5,465
                NR*         NR*       4,200   Midtown Miami, Florida, Community Development District, Special
                                              Assessment Revenue Bonds, Series B, 6.50% due 5/01/2037                 4,388
                AAA         Aaa       2,140   Saint Lucie County, Florida, Sales Tax Revenue Refunding and
                                              Improvement Bonds, 5.25% due 10/01/2022 (e)                             2,328
                B-          B1        3,000   Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25%
                                              due 7/01/2028                                                           2,704

Georgia--3.8%   AAA         Aaa      12,140   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                              5.875% due 1/01/2016 (h)                                               13,829
                NR*         NR*       4,600   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                              Project), 7.90% due 12/01/2024                                          4,990
                                              Brunswick & Glynn County, Georgia, Development Authority, First
                                              Mortgage Revenue Bonds (Coastal Community Retirement Corporation
                                              Project), Series A:
                NR*         NR*       2,285       7.125% due 1/01/2025                                                2,257
                NR*         NR*       3,305       7.25% due 1/01/2035                                                 3,276

Idaho--1.7%     AA          NR*         545   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                              Senior Series C-2, 7.15% due 7/01/2023                                    545
                BB+         Ba3      10,000   Power County, Idaho, Industrial Development Corporation, Solid
                                              Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                              6.45% due 8/01/2032                                                    10,252

Illinois--4.4%  NR*         B2          745   Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project), 8%
                                              due 10/01/2016                                                            791
                AAA         Aaa      13,200   Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                              3rd Lien, AMT, Series B-2, 6% due 1/01/2029 (j)                        14,621
                NR*         Aaa         190   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                              7.625% due 9/01/2027 (f)(g)(l)                                            191
                B           Baa3      2,750   Illinois Development Finance Authority, PCR, Refunding (Illinois
                                              Power Company Project), Series A, 7.375% due 7/01/2006 (b)              3,031
                AAA         Aaa       3,285   Illinois Development Finance Authority Revenue Bonds (Presbyterian
                                              Home Lake Project), Series B, 6.30% due 9/01/2022 (i)                   3,591


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

             S&P         Moody's       Face
State        Ratings+++  Ratings+++  Amount   Municipal Bonds                                                     Value
Illinois        NR*         B2      $ 1,250   Illinois Health Facilities Authority Revenue Bonds (Holy
(concluded)                                   Cross Hospital Project), 6.70% due 3/01/2014                      $     1,092
                A-1+        VMIG-1++     10   Illinois Health Facilities Authority, Revenue Refunding
                                              Bonds (University of Chicago Hospitals), VRDN, 1.74% due
                                              8/01/2026 (e)(m)                                                           10
                AAA         Aaa       4,000   Metropolitan Pier and Exposition Authority, Illinois,
                                              Dedicated State Tax Revenue Bonds (McCormick Place Expansion),
                                              Series A, 5.50% due 6/15/2023 (e)                                       4,389

Indiana--1.2%                                 Indiana Municipal Power Agency, Power Supply System Revenue
                                              Bonds, Series A (h):
                AAA         Aaa       2,850       5% due 1/01/2029                                                    2,911
                AAA         Aaa       4,350       5% due 1/01/2032                                                    4,429

Kansas--0.2%    BB+         NR*       1,250   Lenexa, Kansas, Health Care Facility Revenue Bonds (Lakeview
                                              Village Inc.), Series C, 6.875% due 5/15/2032                           1,328

Kentucky--0.5%  NR*         NR*       3,000   Kentucky Economic Development Finance Authority, Health System
                                              Revenue Refunding Bonds (Norton Healthcare Inc.), Series A, 6.
                                              625% due 10/01/2028                                                     3,220

Louisiana--3.1% BB-         NR*      19,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                              Company Project), 6.50% due 1/01/2017                                  19,478

Maryland--1.2%  NR*         NR*       3,000   Maryland State Energy Financing Administration, Limited Obligation
                                              Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40% due
                                              9/01/2019                                                               3,070
                A           Baa1      4,000   Maryland State Health and Higher Educational Facilities Authority
                                              Revenue Refunding Bonds (University of Maryland Medical System),
                                              6% due 7/01/2032                                                        4,294

Massachusetts-- AAA         Aaa      10,000   Massachusetts State Special Obligation Dedicated Tax
1.7%                                          Revenue Bonds, 5.25% due 1/01/2029 (h)                                 10,589

Michigan--0.5%  BB          NR*       3,325   Macomb County, Michigan, Hospital Finance Authority, Hospital
                                              Revenue Bonds (Mount Clemens General Hospital), Series B, 5.875%
                                              due 11/15/2034                                                          3,161

Minnesota--0.6%                               Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling
                                              Hills Project), Series A (g):
                NR*         A1          420       6% due 8/20/2021                                                      468
                NR*         A1        2,000       6.20% due 2/20/2043                                                 2,176
                NR*         Aa2         975   Minneapolis, Minnesota, M/F Housing Revenue Bonds (Gaar Scott
                                              Loft Project), AMT, 5.95% due 5/01/2030                                 1,044

Missouri--2.0%                                Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                              Bonds (Gravois Bluffs):
                NR*         NR*         620       6.75% due 10/01/2015                                                  653
                NR*         NR*       2,800       7% due 10/01/2021                                                   3,030
                                              Kansas City, Missouri, Municipal Assistance Corporation, Leasehold
                                              Improvement Revenue Bonds (H. Roe Bartle Convention Center),
                                              Series B-1 (c):
                AAA         Aaa      15,000       5.383%** due 4/15/2028                                              4,459
                AAA         Aaa       5,000       5.28%** due 4/15/2029                                               1,405
                AAA         Aaa       5,000       5.31%** due 4/15/2030                                               1,328
                AAA         Aaa       5,000       5.32%** due 4/15/2031                                               1,256
                AAA         NR*         405   Missouri State Housing Development Commission, S/F Mortgage
                                              Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                              9/01/2027 (f)(g)                                                          405

New Hampshire-- BBB+        Baa1      3,425   New Hampshire Health and Education Facilities Authority, Revenue
0.6%                                          Refunding Bonds (Elliot Hospital), Series B, 5.60% due 10/01/2022       3,539

New Jersey--    BBB         Baa2     11,435   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50% due 6/15/2024       11,692
18.1%           NR*         NR*       3,000   New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian
                                              Home), Series A, 6.375% due 11/01/2031                                  3,052
                AAA         Aaa      20,000   New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
                                              Series A, 5% due 7/01/2029 (e)                                         20,728
                NR*         NR*       4,400   New Jersey EDA, Retirement Community Revenue Bonds (Cedar
                                              Crest Village Inc. Facility), Series A, 7.25% due 11/15/2031            4,505
                A+          A1        8,750   New Jersey EDA, School Facilities Construction Revenue Bonds,
                                              Series I, 5.25% due 9/01/2029                                           9,188
                                              New Jersey EDA, Special Facility Revenue Bonds (Continental
                                              Airlines Inc. Project), AMT:
                B           Caa2      3,905       6.25% due 9/15/2019                                                 3,037
                B           Caa2     16,195       6.25% due 9/15/2029                                                11,729


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

             S&P         Moody's       Face
State        Ratings+++  Ratings+++  Amount   Municipal Bonds                                                     Value
New Jersey      B+          NR*     $ 3,680   New Jersey Health Care Facilities Financing Authority Revenue
(concluded)                                   Bonds (Pascack Valley Hospital Association), 6.625%
                                              due 7/01/2036                                                     $     3,434
                B+          NR*       1,500   New Jersey Health Care Facilities Financing Authority, Revenue
                                              Refunding Bonds (Pascack Valley Hospital Association), 5.125%
                                              due 7/01/2028                                                           1,140
                AAA         NR*       4,360   Port Authority of New York and New Jersey Revenue Refunding
                                              Bonds, DRIVERS, AMT, Series 177, 9.932% due 10/15/2032 (e)(k)           5,168
                AAA         NR*      20,575   Port Authority of New York and New Jersey, Special Obligation
                                              Revenue Bonds, DRIVERS, AMT, Series 192, 9.431% due
                                              12/01/2025 (e)(k)                                                      23,436
                BBB         Baa3      7,500   Tobacco Settlement Financing Corporation of New Jersey,
                                              Asset-Backed Revenue Refunding Bonds, 6% due 6/01/2037                  6,585
                                              Tobacco Settlement Financing Corporation of New Jersey
                                              Revenue Bonds:
                BBB         Baa3      7,500       6.125% due 6/01/2024                                                7,271
                BBB         Baa3      4,500       6.75% due 6/01/2039                                                 4,405

New York--20.0% NR*         NR*       2,240   Dutchess County, New York, IDA, Civic Facility Revenue Refunding
                                              Bonds (Saint Francis Hospital), Series A, 7.50% due 3/01/2029           2,225
                AAA         Aaa       5,595   Metropolitan Transportation Authority, New York, Commuter
                                              Facilities Revenue Bonds, RITR, Series 9, 6.10% due
                                              7/01/2006 (b)(h)(k)                                                     6,599
                                              New York City, New York, City IDA, Special Facilities Revenue
                                              Bonds, AMT:
                BB-         Ba2       1,250       (British Airways PLC Project), 7.625% due 12/01/2032                1,242
                BBB+        A3       10,000       (Terminal One Group Association Project), 6.125% due 1/01/2024     10,230
                AAA         NR*       5,000   New York City, New York, City Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Bonds, DRIVERS, Series 198, 9.461%
                                              due 6/15/2026 (e)(k)                                                    5,709
                AA+         Aa2      14,000   New York City, New York, City Municipal Water Finance Authority,
                                              Water and Sewer System Revenue Refunding Bonds, 5.50% due 6/15/2033    15,103
                AAA         Aaa       2,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                              2/01/2006 (b)(h)                                                        2,118
                NR*         Aaa      10,000   New York City, New York, GO, Refunding, Trust Receipts,
                                              Series R, 10.623% due 5/15/2014 (h)(k)                                 13,472
                AAA         Aaa       9,375   New York City, New York, Sales Tax Asset Receivable Corporation
                                              Revenue Bonds, Series A, 5% due 10/15/2029 (c)                          9,717
                                              New York State Dormitory Authority, Revenue Refunding Bonds
                                              (Mount Sinai Health), Series A:
                BB          Ba1       5,000       6.75% due 7/01/2020                                                 5,358
                BB          Ba1         315       6.50% due 7/01/2025                                                   327
                AA          A1       10,000   New York State Urban Development Corporation, Personal Income
                                              Tax Revenue Bonds (State Facilities), Series A, 5.50% due
                                              3/15/2032                                                              10,738
                NR*         NR*       2,500   Suffolk County, New York, IDA, IDR, Refunding (Nissequogue
                                              Cogeneration Partners Facility), AMT, 5.50% due 1/01/2023               2,393
                                              Tobacco Settlement Financing Corporation of New York Revenue Bonds:
                AAA         Aaa      13,875       Series A-1, 5.25% due 6/01/2022 (c)                                14,937
                AA-         A3        9,400       Series C-1, 5.50% due 6/01/2021                                    10,280
                A+          A1       10,000   Triborough Bridge and Tunnel Authority, New York, Subordinate
                                              Revenue Bonds, 5.25% due 11/15/2030                                    10,522
                                              Westchester County, New York, IDA, Continuing Care Retirement
                                              Mortgage Revenue Bonds (Kendal on Hudson Project), Series A:
                NR*         NR*       3,450       6.375% due 1/01/2024                                                3,514
                NR*         NR*       2,895       6.50% due 1/01/2034                                                 2,948

North           AAA         Aaa       2,710   Charlotte, North Carolina, Airport Revenue Bonds, Series A,
Carolina--2.0%                                5% due 7/01/2029 (e)                                                    2,789
                BBB         Baa2      4,750   North Carolina Eastern Municipal Power Agency, Power System
                                              Revenue Bonds, Series D, 6.75% due 1/01/2026                            5,290
                AA          Aa2         315   North Carolina HFA, Home Ownership Revenue Bonds, AMT,
                                              Series 8-A, 6.20% due 7/01/2016                                           334
                AA          Aa2         985   North Carolina HFA, S/F Revenue Bonds, Series II, 6.20% due
                                              3/01/2016 (d)                                                           1,028
                NR*         NR*       1,000   North Carolina Medical Care Commission, Health Care Facilities,
                                              First Mortgage Revenue Bonds (Arbor Acres Community Project),
                                              6.375% due 3/01/2032                                                    1,032
                NR*         Baa1      2,000   North Carolina Medical Care Commission, Health Care Housing
                                              Revenue Bonds (The ARC of North Carolina Projects), Series A,
                                              5.80% due 10/01/2034                                                    2,025


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

             S&P         Moody's       Face
State        Ratings+++  Ratings+++  Amount   Municipal Bonds                                                     Value
Ohio--2.3%                                    Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech
                                              Apartments Project), AMT (g):
                NR*         Aaa     $ 1,410       5.75% due 9/20/2020                                           $     1,509
                NR*         Aaa       2,250       5.85% due 9/20/2030                                                 2,365
                NR*         NR*       2,175   Lucas County, Ohio, Health Care Facility Revenue Refunding
                                              and Improvement Bonds (Sunset Retirement Communities),
                                              Series A, 6.625% due 8/15/2030                                          2,273
                NR*         Aaa       5,000   Mason, Ohio, City School District, GO (School Improvement),
                                              5% due 12/01/2031 (i)                                                   5,165
                NR*         Aaa       2,495   Mason, Ohio, Sewer System Revenue Refunding and Improvement
                                              Bonds, 5% due 12/01/2028 (e)                                            2,584
                NR*         NR*         970   Port of Greater Cincinnati Development Authority, Ohio, Special
                                              Assessment Revenue Bonds (Cooperative Public Parking Infrastructure
                                              Project), 6.30% due 2/15/2024                                             982

Oregon--1.7%    AAA         Aaa       4,405   Oregon State Department of Administrative Services, COP,
                                              Series A, 6% due 5/01/2010 (b)(c)                                       5,140
                AA-         Aa3       3,900   Oregon State, GO, Refunding (Veterans Welfare), Series 80A,
                                              5.70% due 10/01/2032                                                    3,992
                NR*         NR*       1,830   Portland, Oregon, Housing Authority, Housing Revenue Bonds
                                              (Pine Square and University Place), Series A, 5.875% due 1/01/2022      1,790

Pennsylvania--  AAA         Aaa       5,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
10.5%                                         Power and Light Company Project), Series B, 6.40% due 9/01/2029 (e)     5,151
                                              Pennsylvania Economic Development Financing Authority, Exempt
                                              Facilities Revenue Bonds (National Gypsum Company), AMT:
                NR*         NR*       8,980       Series A, 6.25% due 11/01/2027                                      9,394
                NR*         NR*       6,800       Series B, 6.125% due 11/01/2027                                     7,054
                AAA         Aaa      16,270   Pennsylvania State Higher Educational Facilities Authority,
                                              Health Services Revenue Refunding Bonds (Allegheny Delaware
                                              Valley Obligation), Series C, 5.875% due 11/15/2016 (e)                17,423
                                              Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                              Development:
                NR*         NR*       1,265       7.75% due 12/01/2017                                                1,293
                NR*         NR*       3,650       Refunding (Days Inn), Series B, 6.50% due 10/01/2027                3,714
                NR*         NR*       4,000       Refunding (Doubletree), Series A, 6.50% due 10/01/2027              4,071
                AAA         Aaa      10,965   Philadelphia, Pennsylvania, School District, GO, Series A,
                                              5.5% due 2/01/2012 (b)(i)                                              12,611
                A-          NR*       5,000   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                              Bonds (Guthrie Health Issue), Series B, 7.125% due 12/01/2031           5,875

Rhode Island--                                Woonsocket, Rhode Island, GO (h):
0.4%            NR*         Aaa       1,225       6% due 10/01/2017                                                   1,422
                NR*         Aaa       1,195       6% due 10/01/2018                                                   1,387

Tennessee--2.3% NR*         NR*       4,610   Hardeman County, Tennessee, Correctional Facilities Corporation
                                              Revenue Bonds, 7.75% due 8/01/2017                                      4,829
                BB          Ba3      10,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                              Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                 9,999

Texas--19.1%                                  Austin, Texas, Convention Center Revenue Bonds (Convention
                                              Enterprises Inc.), First Tier, Series A:
                BBB-        Baa3      5,000       6.70% due 1/01/2028                                                 5,315
                BBB-        Baa3      5,000       6.70% due 1/01/2032                                                 5,298
                                              Bexar County, Texas, Housing Finance Corporation, M/F Housing
                                              Revenue Bonds (Water at Northern Hills Apartments), Series A (e):
                NR*         Aaa       1,300       5.80% due 8/01/2021                                                 1,390
                NR*         Aaa       2,460       6% due 8/01/2031                                                    2,576
                NR*         Aaa       1,000       6.05% due 8/01/2036                                                 1,047
                BBB         Baa2      6,650   Brazos River Authority, Texas, PCR, Refunding (Utilities
                                              Electric Company), AMT, Series B, 5.05% due 6/01/2030                   6,834
                BBB-        NR*       3,755   Brazos River Authorities, Texas, Revenue Refunding Bonds
                                              (Reliant Energy Inc. Project), Series B, 7.75% due 12/01/2018           4,111
                BBB-        Baa3      4,365   Dallas-Fort Worth, Texas, International Airport Facility,
                                              Improvement Corporation Revenue Bonds (Learjet Inc.), AMT,
                                              Series 2001-A-1, 6.15% due 1/01/2016                                    4,366
                CCC         Caa2      7,500   Dallas-Fort Worth, Texas, International Airport Facility,
                                              Improvement Corporation Revenue Refunding Bonds (American Airlines),
                                              AMT, Series B, 6.05% due 5/01/2029                                      6,986
                                              Gregg County, Texas, Health Facilities Development Corporation,
                                              Hospital Revenue Bonds (Good Shepherd Medical Center Project) (a):
                AA          Baa2      3,000       6.875% due 10/01/2020                                               3,511
                AA          Baa2      2,000       6.375% due 10/01/2025                                               2,288


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Schedule of Investments (continued)                                                                          (In Thousands)

             S&P         Moody's       Face
State        Ratings+++  Ratings+++  Amount   Municipal Bonds                                                     Value
Texas           AA-         Aa3     $ 5,000   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
(concluded)                                   Disposal Facility Revenue Bonds (E. I. du Pont de Nemours
                                              and Company Project), AMT, 6.40% due 4/01/2026                    $     5,320
                BB          Ba2       3,900   Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                              (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025         4,231
                AAA         Aaa      18,200   Houston, Texas, Combined Utility System, First Lien Revenue
                                              Refunding Bonds, Series A, 5.25% due 5/15/2025 (e)                     19,512
                NR*         Baa3      1,600   Houston, Texas, Industrial Development Corporation Revenue
                                              Bonds (Air Cargo), AMT, 6.375% due 1/01/2023                            1,625
                                              Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                              Semiconductor), AMT:
                A-          A3        4,830       6.375% due 4/01/2027                                                5,226
                A-          A3        3,330       6.95% due 4/01/2030                                                 3,812
                BBB-        Ba2       7,030   Matagorda County, Texas, Navigation District Number 1, Revenue
                                              Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029       7,806
                BB          Ba2       3,900   Port Corpus Christi, Texas, Individual Development Corporation,
                                              Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                              Project), AMT, 8.25% due 11/01/2031                                     4,170
                B-          Ba3      11,500   Red River Authority, Texas, PCR, Refunding (Celanese Project),
                                              AMT, Series B, 6.70% due 11/01/2030                                    11,500
                AAA         Aaa       6,500   Texas State Turnpike Authority, Central Texas Turnpike System
                                              Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (c)            7,017
                AAA         Aaa       7,020   Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70% due
                                              9/01/2030 (h)                                                           7,813

Utah--0.3%      AAA         Aaa       1,545   Utah State Board of Regents, Revenue Refunding Bonds (University
                                              of Utah Research Facilities), Series A, 5.50% due 4/01/2018 (e)         1,722

Virginia--2.8%  AAA         Aaa       5,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                              Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)                           5,723
                                              Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                NR*         B1        6,200       First Tier, Sub-Series C, 6.25%** due 8/15/2031                       712
                BB          Ba2       7,500       Senior Series A, 5.50% due 8/15/2028                                6,807
                BB          Ba2      24,800       Senior Series B, 6.67%** due 8/15/2029                              4,840

Washington--                                  Vancouver, Washington, Housing Authority, Housing Revenue Bonds
0.3%                                          (Teal Pointe Apartments Project), AMT:
                NR*         NR*         945       6% due 9/01/2022                                                      911
                NR*         NR*       1,250       6.20% due 9/01/2032                                                 1,196

West Virginia-- B-          B2        1,000   Princeton, West Virginia, Hospital Revenue Refunding Bonds
0.6%                                          (Community Hospital Association Inc. Project), 6% due 5/01/2019           787
                BBB         Baa2      3,000   Upshur County, West Virginia, Solid Waste Disposal Revenue
                                              Bonds (TJ International Project), AMT, 7% due 7/15/2025                 3,138

Wisconsin--0.3% NR*         Baa3        700   Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50%
                                              due 1/01/2025                                                             709
                AAA         Aaa         965   Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)              993

Wyoming--0.8%   BB+         Ba3       2,550   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                              (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024              2,601
                AA          NR*       2,500   Wyoming Student Loan Corporation, Student Loan Revenue Refunding
                                              Bonds, Series A, 6.20% due 6/01/2024                                    2,700

Puerto Rico--   AAA         Aaa      15,000   Puerto Rico Commonwealth, Highway and Transportation Authority,
7.2%                                          Transportation Revenue Bonds, Trust Receipts, Class R, Series B,
                                              9.654% due 7/01/2035 (e)(k)                                            19,375
                A           Baa1     16,360   Puerto Rico Commonwealth, Highway and Transportation Authority,
                                              Transportation Revenue Refunding Bonds, Series D, 5.75% due
                                              7/01/2041                                                              18,109
                AAA         Aaa       2,500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                              Receipts, Class R, Series 16 HH, 9.358% due 7/01/2013 (i)(k)            3,260
                AAA         NR*       4,350   Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                              Series 272, 9.32% due 8/01/2030 (k)                                     5,051



Virgin          BBB-        Baa3      6,250   Virgin Islands Public Finance Authority, Refinery Facilities
Islands--1.1%                                 Revenue Bonds (Hovensa Refinery), AMT, 6.125% due 7/01/2022             6,709

                                              Total Municipal Bonds (Cost--$919,787)--153.4%                        976,048


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Schedule of Investments (concluded)                                                                          (In Thousands)

                                     Shares
                                       Held   Short-Term Securities                                               Value
                                      9,413   Merrill Lynch Institutional Tax-Exempt Fund++++                   $     9,413

                                              Total Short-Term Securities (Cost--$9,413)--1.5%                        9,413

                Total Investments (Cost--$929,200***)--154.9%                                                       985,461
                Liabilities in Excess of Other Assets--(1.0%)                                                       (6,426)
                Preferred Stock, at Redemption Value--(53.9%)                                                     (343,016)
                                                                                                                -----------
                Net Assets Applicable to Common Stock--100.0%                                                   $   636,019
                                                                                                                ===========

 (a) Radian Insured.

 (b) Prerefunded.

 (c) AMBAC Insured.

 (d) FHA Insured.

 (e) MBIA Insured.

 (f) FNMA Collateralized.

 (g) GNMA Collateralized.

 (h) FGIC Insured.

 (i) FSA Insured.

 (j) XL Capital Insured.

 (k) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

 (l) FHLMC Collateralized.

 (m) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.

   * Not Rated.

  ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

 *** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                 (in Thousands)

     Aggregate cost                              $      928,692
                                                 ==============
     Gross unrealized appreciation               $       63,251
     Gross unrealized depreciation                      (6,482)
                                                 --------------
     Net unrealized appreciation                 $       56,769
                                                 ==============


  ++ Highest short-term rating by Moody's Investors Service, Inc.

++++ Investments in companies considered to be an affiliate of the Fund
     (such companies are defined as "Affiliated Companies" in Section
     2(a)(3) of the Investment Company Act of 1940) were as follows:


                                                 (in Thousands)

                                           Net          Dividend
     Affiliate                           Activity        Income

     Merrill Lynch Institutional
        Tax-Exempt Fund                  (7,200)          $151

 +++ Ratings of issues shown are unaudited.

     See Notes to Financial Statements.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2004 were as follows:


                                               Percent of
                                                 Total
S&P Rating/Moody's Rating                     Investments

AAA/Aaa                                          41.6%
AA/Aa                                             7.9
A/A                                              12.3
BBB/Baa                                          12.0
BB/Ba                                             9.2
B/B                                               2.6
CCC/Caa                                           1.7
NR (Not Rated)                                   12.6
Other*                                            0.1

* Includes portfolio holdings in short-term variable rate municipal securities and short-term securities.



MUNIYIELD FUND, INC., OCTOBER 31, 2004


Statement of Net Assets

As of October 31, 2004
Assets

           Investments in unaffiliated securities, at value (identified cost--$919,787,455)                 $   976,047,916
           Investments in affiliated securities, at value (identified cost--$9,412,782)                           9,412,782
           Cash                                                                                                      37,760
           Receivables:
               Interest                                                                   $    17,470,679
               Securities sold                                                                    250,821
               Dividends from affiliates                                                              388        17,721,888
                                                                                          ---------------
           Prepaid expenses                                                                                          14,484
                                                                                                            ---------------
           Total assets                                                                                       1,003,234,830
                                                                                                            ---------------

Liabilities

           Payables:
               Securities purchased                                                            22,999,660
               Dividends to Common Stock shareholders                                             479,449
               Investment adviser                                                                 462,515
               Other affiliates                                                                     6,367        23,947,991
                                                                                          ---------------
           Accrued expenses and other liabilities                                                                   252,443
                                                                                                            ---------------
           Total liabilities                                                                                     24,200,434
                                                                                                            ---------------

Preferred Stock

           Preferred Stock, at redemption value, par value $.05 per share
           (1,800 Series A Shares, 1,800 Series B Shares, 1,800 Series C Shares,
           1,800 Series D Shares, 2,800 Series E Shares, 1,720 Series F Shares and
           2,000 Series G Shares of AMPS* authorized, issued and outstanding at
           $25,000 per share liquidation preference)                                                            343,015,580
                                                                                                            ---------------

Net Assets Applicable to Common Stock

           Net assets applicable to Common Stock                                                            $   636,018,816
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

           Common Stock, par value $.10 per share (44,430,631 shares issued and
           outstanding)                                                                                     $     4,443,063
           Paid-in capital in excess of par                                                                     632,169,443
           Undistributed investment income--net                                           $    13,490,885
           Accumulated realized capital losses--net                                          (70,345,036)
           Unrealized appreciation--net                                                        56,260,461
                                                                                          ---------------
           Total accumulated losses--net                                                                          (593,690)
                                                                                                            ---------------
           Total--Equivalent to $14.31 net asset value per share of Common Stock
           (market price--$13.74)                                                                           $   636,018,816
                                                                                                            ===============

               * Auction Market Preferred Stock.

                 See Notes to Financial Statements.


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Statement of Operations

For the Year Ended October 31, 2004
Investment Income

           Interest                                                                                         $    53,834,528
           Dividends from affiliates                                                                                150,501
                                                                                                            ---------------
           Total income                                                                                          53,985,029
                                                                                                            ---------------

Expenses

           Investment advisory fees                                                       $     4,589,395
           Commission fees                                                                        756,492
           Accounting services                                                                    262,594
           Transfer agent fees                                                                    117,206
           Professional fees                                                                       76,334
           Custodian fees                                                                          48,143
           Printing and shareholder reports                                                        44,810
           Listing fees                                                                            34,375
           Pricing fees                                                                            33,518
           Directors' fees and expenses                                                            31,310
           Other                                                                                   61,408
                                                                                          ---------------
           Total expenses before reimbursement                                                  6,055,585
           Reimbursement of expenses                                                             (31,699)
                                                                                          ---------------
           Total expenses after reimbursement                                                                     6,023,886
                                                                                                            ---------------
           Investment income--net                                                                                47,961,143
                                                                                                            ---------------

Realized & Unrealized Gain (Loss)--Net

           Realized gain (loss) on:
               Investments--net                                                                 3,220,563
               Futures contracts and forward interest rate swaps--net                         (1,730,224)         1,490,339
                                                                                          ---------------
           Change in unrealized appreciation/depreciation on:
               Investments--net                                                                18,664,675
               Forward interest rate swaps--net                                                 (678,543)        17,986,132
                                                                                          ---------------   ---------------
           Total realized and unrealized gain--net                                                               19,476,471
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

           Investment income--net                                                                               (3,152,152)
                                                                                                            ---------------
           Net Increase in Net Assets Resulting from Operations                                             $    64,285,462
                                                                                                            ===============

           See Notes to Financial Statements.


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2004               2003
Operations

           Investment income--net                                                         $    47,961,143   $    47,140,570
           Realized gain (loss)--net                                                            1,490,339         (749,067)
           Change in unrealized appreciation/depreciation--net                                 17,986,132        23,276,447
           Dividends to Preferred Stock shareholders                                          (3,152,152)       (3,013,368)
                                                                                          ---------------   ---------------
           Net increase in net assets resulting from operations                                64,285,462        66,654,582
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

           Investment income--net                                                            (42,786,698)      (41,587,071)
                                                                                          ---------------   ---------------
           Net decrease in net assets resulting from dividends to Common Stock
           shareholders                                                                      (42,786,698)      (41,587,071)
                                                                                          ---------------   ---------------

Stock Transactions

           Offering and underwriting costs resulting from the issuance of Preferred
           Stock                                                                                (648,585)                --
                                                                                          ---------------   ---------------
           Net decrease in net assets derived from stock transactions                           (648,585)                --
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

           Total increase in net assets applicable to Common Stock                             20,850,179        25,067,511
           Beginning of year                                                                  615,168,637       590,101,126
                                                                                          ---------------   ---------------
           End of year*                                                                   $   636,018,816   $   615,168,637
                                                                                          ===============   ===============
               * Undistributed investment income--net                                     $    13,490,885   $    11,468,593
                                                                                          ===============   ===============

                 See Notes to Financial Statements.


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001         2000
Per Share Operating Performance

           Net asset value, beginning of year                $    13.85   $    13.28   $    13.55   $    13.08   $    13.21
                                                             ----------   ----------   ----------   ----------   ----------
           Investment income--net                               1.09+++      1.06+++         1.04         1.03         1.09
           Realized and unrealized gain (loss)--net                 .41          .52        (.31)          .52        (.08)
           Dividends to Preferred Stock shareholders
           from investment income--net                            (.07)        (.07)        (.08)        (.22)        (.27)
                                                             ----------   ----------   ----------   ----------   ----------
           Total from investment operations                        1.43         1.51          .65         1.33          .74
                                                             ----------   ----------   ----------   ----------   ----------
           Less dividends to Common Stock shareholders
           from investment income--net                            (.96)        (.94)        (.92)        (.86)        (.87)
                                                             ----------   ----------   ----------   ----------   ----------
           Offering and underwriting costs resulting
           from the issuance of Preferred Stock                   (.01)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
           Net asset value, end of year                      $    14.31   $    13.85   $    13.28   $    13.55   $    13.08
                                                             ==========   ==========   ==========   ==========   ==========
           Market price per share, end of year               $    13.74   $    13.29   $    12.88   $    13.94   $   12.625
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

           Based on net asset value per share                    11.04%       11.99%        5.07%       10.51%        6.28%
                                                             ==========   ==========   ==========   ==========   ==========
           Based on market price per share                       11.11%       10.80%       (.94%)       17.79%        5.26%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

           Total expenses, net of reimbursement**                  .97%         .99%        1.01%        1.01%         .99%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses**                                        .98%         .99%        1.01%        1.01%         .99%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net**                         7.75%        7.86%        7.97%        7.74%        8.35%
                                                             ==========   ==========   ==========   ==========   ==========
           Amount of dividends to Preferred Stock
           shareholders                                            .51%         .50%         .74%        1.63%        2.07%
                                                             ==========   ==========   ==========   ==========   ==========
           Investment income--net, to Common Stock
           shareholders                                           7.24%        7.36%        7.23%        6.11%        6.28%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

           Total expenses, net of reimbursement                    .65%         .66%         .67%         .68%         .66%
                                                             ==========   ==========   ==========   ==========   ==========
           Total expenses                                          .66%         .66%         .67%         .68%         .66%
                                                             ==========   ==========   ==========   ==========   ==========
           Total investment income--net                           5.21%        5.27%        5.33%        5.20%        5.56%
                                                             ==========   ==========   ==========   ==========   ==========


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Financial Highlights (concluded)

The following per share data and ratios have been derived                    For the Year Ended October 31,
from information provided in the financial statements.          2004         2003         2002         2001         2000
Ratios Based on Average Net Assets of Preferred Stock

           Dividends to Preferred Stock shareholders              1.05%        1.02%        1.50%        3.33%        4.12%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

           Net assets applicable to Common Stock,
           end of year (in thousands)                        $  636,019   $  615,169   $  590,101   $  524,737   $  501,361
                                                             ==========   ==========   ==========   ==========   ==========
           Preferred Stock outstanding, end of year
           (in thousands)                                    $  343,000   $  293,000   $  293,000   $  250,000   $  250,000
                                                             ==========   ==========   ==========   ==========   ==========
           Portfolio turnover                                    23.62%       61.95%      104.63%       83.26%      103.44%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

           Asset coverage per $1,000                         $    2,854   $    3,100   $    3,014   $    3,099   $    3,005
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

           Series A--Investment income--net                  $      266   $      256   $      346   $      816   $    1,052
                                                             ==========   ==========   ==========   ==========   ==========
           Series B--Investment income--net                  $      268   $      274   $      369   $      864   $    1,009
                                                             ==========   ==========   ==========   ==========   ==========
           Series C--Investment income--net                  $      268   $      261   $      353   $      847   $    1,032
                                                             ==========   ==========   ==========   ==========   ==========
           Series D--Investment income--net                  $      260   $      281   $      504   $      850   $    1,035
                                                             ==========   ==========   ==========   ==========   ==========
           Series E--Investment income--net                  $      244   $      236   $      346   $      805   $    1,038
                                                             ==========   ==========   ==========   ==========   ==========
           Series F++--Investment income--net                $      253   $      247   $      324           --           --
                                                             ==========   ==========   ==========   ==========   ==========
           Series G++++--Investment income--net              $       60           --           --           --           --
                                                             ==========   ==========   ==========   ==========   ==========

             * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
               Total investment returns exclude the effects of sales charges.

            ** Do not reflect the effect of dividends to Preferred Stock shareholders.

            ++ Series F was issued on November 19, 2001.

          ++++ Series G was issued on August 31, 2004.

           +++ Based on average shares outstanding.

               See Notes to Financial Statements.


MUNIYIELD FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



MUNIYIELD FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (continued)


* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2004, FAM reimbursed the Fund in the amount of $31,699.

During the year ended October 31, 2004, Merrill Lynch, Pierce,
Fenner & Smith Incorporated, ("MLPF&S"), an affiliate of FAM, received underwriting fees of $500,000 in connection with the issuance of the Fund's Preferred Stock.

For the year ended October 31, 2004, the Fund reimbursed FAM $19,948 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004 were $284,789,635 and $213,536,070, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2004 were as follows: Series A, 1.65%; Series B, 1.42%; Series C, 1.54%; Series D, 1.40%; Series E, 1.60%; Series F, 1.50% and Series G, 1.63%.

Shares issued and outstanding for the year ended October 31, 2004 increased by 2,000 shares from the issuance of an additional series of Preferred Stock and for the year ended October 31, 2003 remained constant.



MUNIYIELD FUND, INC., OCTOBER 31, 2004



Notes to Financial Statements (concluded)


The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2004, MLPF&S earned $323,882 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $0.081000 per share on November 29, 2004 to shareholders of record on November 12, 2004.

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:


                                   10/31/2004            10/31/2003

Distributions paid from:
   Tax-exempt income          $    45,938,850       $    44,600,439
                              ---------------       ---------------
Total distributions           $    45,938,850       $    44,600,439
                              ===============       ===============


As of October 31, 2004, the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income--net                $    12,855,225
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                        12,855,225
Capital loss carryforward                             (63,838,397)*
Unrealized gains--net                                  50,389,482**
                                                    ---------------
Total accumulated losses--net                       $     (593,690)
                                                    ===============


 * On October 31, 2004, the Fund had a net capital loss carryforward of $63,838,397, of which $3,650,202 expires in 2006; $13,147,684 expires in 2007; $40,851,001 expires in 2008; $6,000,235 expires in 2009 and $189,275 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The differences between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD FUND, INC., OCTOBER 31, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of MuniYield Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 14, 2004



Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Fund, Inc. during the taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.



MUNIYIELD FUND, INC., OCTOBER 31, 2004



Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the
"Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIYIELD FUND, INC., OCTOBER 31, 2004



The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)

                                                                                              Number of
                                                                                              Portfolios in  Other Public
                         Position(s)  Length of                                               Fund Complex   Directorships
                         Held with    Time                                                    Overseen by    Held by
Name, Address & Age      Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*          President    1999 to   President of the Merrill Lynch Investment     124 Funds      None
P.O. Box 9011            and          present   Managers, L.P. ("MLIM")/Fund Asset            157 Portfolios
Princeton,               Director               Management, L.P. ("FAM")-advised funds
NJ 08543-9011                                   since 1999; Chairman (Americas Region) of
Age: 64                                         MLIM from 2000 to 2002; Executive Vice
                                                President of MLIM and FAM (which terms as
                                                used herein include their corporate
                                                predecessors) from 1983 to 2002; President
                                                of FAM Distributors, Inc. ("FAMD") from
                                                1986 to 2002 and Director thereof from 1991
                                                to 2002; Executive Vice President and
                                                Director of Princeton Services, Inc.
                                                ("Princeton Services") from 1993 to 2002;
                                                President of Princeton Administrators, L.P.
                                                from 1989 to 2002; Director of Financial
                                                Data Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
  Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
  Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha        Director     1995 to   Director, The China Business Group, Inc.      38 Funds       None
P.O. Box 9095                         present   since 1996 and Executive Vice President       55 Portfolios
Princeton,                                      thereof from 1996 to 2003; Chairman of the
NJ 08543-9095                                   Board, Berkshire Holding Corporation since
Age: 60                                         1980; Partner, Squire, Sanders & Dempsey
                                                from 1980 to 1993.


Joe Grills               Director     2002 to   Member of the Committee of Investment of      38 Funds       Kimco Realty
P.O. Box 9095                         present   Employee Benefit Assets of the Association    55 Portfolios  Corporation
Princeton,                                      of Financial Professionals ("CIEBA") since
NJ 08543-9095                                   1986; Member of CIEBA's Executive Committee
Age: 69                                         since 1988 and its Chairman from 1991 to 1992;
                                                Assistant Treasurer of International Business
                                                Machines Corporation ("IBM") and Chief
                                                Investment Officer of IBM Retirement Funds
                                                from 1986 to 1993; Member of the Investment
                                                Advisory Committee of the State of New York
                                                Common Retirement Fund since 1989; Member
                                                of the Investment Advisory Committee of the
                                                Howard Hughes Medical Institute from 1997 to
                                                2000; Director, Duke University Management
                                                Company from 1992 to 2004, Vice Chairman
                                                thereof from 1998 to 2004 and Director Emeritus
                                                thereof since 2004; Director, LaSalle Street
                                                Fund from 1995 to 2001; Director, Kimco Realty
                                                Corporation since 1997; Member of the Investment
                                                Advisory Committee of the Virginia Retirement
                                                System since 1998 and Vice Chairman thereof
                                                since 2002; Director, Montpelier Foundation
                                                since 1998 and its Vice Chairman since 2000;
                                                Member of the Investment Committee of the
                                                Woodberry Forest School since 2000; Member of
                                                the Investment Committee of the National Trust
                                                for Historic Preservation since 2000.


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(continued)

                                                                                              Number of
                                                                                              Portfolios in  Other Public
                         Position(s)  Length of                                                 Fund Complex   Directorships
                         Held with    Time                                                    Overseen by    Held by
Name, Address & Age      Fund         Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Herbert I. London        Director     1991 to   John M. Olin Professor of Humanities, New     38 Funds       None
P.O. Box 9095                         present   York University since 1993 and Professor      55 Portfolios
Princeton,                                      thereof since 1980; President, Hudson
NJ 08543-9095                                   Institute since 1997 and Trustee thereof
Age: 65                                         since 1980; Dean, Gallatin Division of
                                                New York University from 1976 to 1993;
                                                Distinguished Fellow, Herman Kahn Chair,
                                                Hudson Institute from 1984 to 1985; Director,
                                                Damon Corp. from 1991 to 1995; Overseer,
                                                Center for Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo      Director     1999 to   Shareholder, Modrall, Sperling, Roehl,        38 Funds       None
P.O. Box 9095                         present   Harris & Sisk, P.A. since 1993; President,    55 Portfolios
Princeton,                                      American Bar Association from 1995 to
NJ 08543-9095                                   1996 and Member of the Board of Governors
Age: 62                                         thereof from 1994 to 1997; Shareholder,
                                                Poole, Kelly & Ramo, Attorneys at Law,
                                                P.C. from 1977 to 1993; Director, ECMC
                                                Group (service provider to students, schools
                                                and lenders) since 2001; Director, United
                                                New Mexico Bank (now Wells Fargo) from 1983
                                                to 1988; Director, First National Bank of
                                                New Mexico (now Wells Fargo) from 1975 to
                                                1976; Vice President, American Law Institute
                                                since 2004.


Robert S. Salomon, Jr.   Director     2002 to   Principal of STI Management (investment       38 Funds       None
P.O. Box 9095                         present   adviser) since 1994; Chairman and CEO of      55 Portfolios
Princeton,                                      Salomon Brothers Asset Management from
NJ 08543-9095                                   1992 to 1995; Chairman of Salomon Brothers
Age: 67                                         equity mutual funds from 1992 to 1995;
                                                regular columnist with Forbes Magazine from
                                                1992 to 2002; Director of Stock Research and
                                                U.S. Equity Strategist at Salomon Brothers
                                                from 1975 to 1991; Trustee, Commonfund from
                                                1980 to 2001.


Stephen B. Swensrud      Director     2002 to   Chairman of Fernwood Advisors, Inc.           39 Funds       None
P.O. Box 9095                         present   (investment adviser) since 1996; Principal,   56 Portfolios
Princeton,                                      Fernwood Associates (financial consultants)
NJ 08543-9095                                   since 1975; Chairman of R.P.P. Corporation
Age: 71                                         (manufacturing company) since 1978; Director
                                                of International Mobile Communications,
                                                Incorporated (telecommunications) since 1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Officers and Directors (unaudited)(concluded)

                         Position(s)  Length of
                         Held with    Time
Name, Address & Age      Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke          Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011            President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999
Princeton,               and          and       and Director since 2004; Vice President of FAMD since 1999; Vice President of
NJ 08543-9011            Treasurer    1999 to   MLIM and FAM from 1990 to 1997; Director of MLIM Taxation since 1990.
Age: 44                               present


Kenneth A. Jacob         Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011            Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,               President
NJ 08543-9011
Age: 53


John M. Loffredo         Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011            Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,               President
NJ 08543-9011
Age: 40


Theodore R. Jaeckel, Jr. Vice         2004 to   Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice
P.O. Box 9011            President    present   President of MLIM from 1994 to 2000.
Princeton,
NJ 08543-9011
Age: 45


Jeffrey Hiller           Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
P.O. Box 9011            Compliance   present   President and Chief Compliance Officer of MLIM since 2004; Global Director
Princeton,               Officer                of Compliance at Morgan Stanley Investment Management from 2002 to 2004;
NJ 08543-9011                                   Managing Director and Global Director of Compliance at Citigroup Asset
Age: 53                                         Management from 2000 to 2002; Chief Compliance Officer at Soros Fund
                                                Management in 2000; Chief Compliance Officer at Prudential Financial from
                                                1995 to 2000.


Alice A. Pellegrino      Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
P.O. Box 9011                         present   1999 to 2002; Attorney associated with MLIM since 1997.
Princeton,
NJ 08543-9011
Age: 44


* Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


Preferred Stock:
The Bank of New York
101 Barclay Street--7 West
New York, NY 10286


NYSE Symbol
MYD


Andre F. Perold resigned as a Director of the Fund effective October 22, 2004.



MUNIYIELD FUND, INC., OCTOBER 31, 2004



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIYIELD FUND, INC., OCTOBER 31, 2004


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4)
Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -      Fiscal Year Ending October 31, 2004 - $30,000
                      Fiscal Year Ending October 31, 2003 - $26,000

(b) Audit-Related Fees -
                      Fiscal Year Ending October 31, 2004 - $3,000
                      Fiscal Year Ending October 31, 2003 - $5,600

The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

(c) Tax Fees -        Fiscal Year Ending October 31, 2004 - $5,610
                      Fiscal Year Ending October 31, 2003 - $4,800

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -  Fiscal Year Ending October 31, 2004 - $0
                      Fiscal Year Ending October 31, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending October 31, 2004 - $13,270,096
    Fiscal Year Ending October 31, 2003 - $18,737,552

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

James H. Bodurtha
Joe Grills
Herbert I. London
Andre F. Perold (resigned as of October 1, 2004)
Roberta Cooper Ramo
Robert S. Solomon, Jr.
Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 -  Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies -

Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Fund, Inc.


Date: December 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Fund, Inc.


Date: December 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Fund, Inc.


Date: December 13, 2004